Exhibit 99.2

EverBank Financial Corp and Subsidiaries

Quarterly Financial Tables

June 30, 2012

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratios
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loan Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Adjusted Tangible Equity and Tangible Assets
	Table 10c	Core Deposits
	Table 10d	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries

Financial Highlights					Table 1

	As of and for the Three Months Ended			As of and for the Six Months Ended
(dollars in thousands, except per share amounts)	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Operating Results:
Net interest income	$124,984	$115,623	$112,910	$240,607	$226,603
Provision for loan and lease losses	5,757	11,355	9,004	17,112	27,034
Noninterest income	74,123	73,193	52,933	147,316	118,785
Noninterest expense	175,783	158,821	121,711	334,604	266,950
Net income	11,172	11,846	21,795	23,018	31,211
Net earnings per common share, basic	0.09	0.08	0.23	0.17	0.33
Net earnings per common share, diluted	0.09	0.08	0.23	0.17	0.32

Performance Metrics:
Adjusted net income (1)	$36,462	$27,254	$25,492	$63,716	$50,027
Adjusted net earnings per common share, basic (2)	0.34	0.29	0.27	0.63	0.53
Adjusted net earnings per common share, diluted (2)	0.33	0.28	0.26	0.62	0.51
Yield on interest-earning assets	4.80%	4.96%	5.52%	4.88%	5.58%
Cost of interest-bearing liabilities	1.11	1.16	1.45	1.14	1.49
Net interest spread	3.69	3.80	4.07	3.74	4.09
Net interest margin	3.86	3.97	4.22	3.91	4.28
Return on average assets	0.31	0.36	0.73	0.33	0.52
Return on average equity	4.11	4.81	8.50	4.41	6.08
Adjusted return on average assets (3)	1.01	0.83	0.85	0.93	0.84
Adjusted return on average equity (3)	13.41	11.05	9.94	12.22	9.75

Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets (4)	1.46%	1.63%	1.64%	1.46%	1.64%
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) (5)	0.85	0.94	1.42	0.85	1.42

Capital Ratios:
Tier 1 leverage ratio (bank level) (6)	8.3%	7.7%	8.3%	8.3%	8.3%
Tier 1 risk-based capital ratio (bank level) (7)	14.8	14.5	15.2	14.8	15.2
Total risk-based capital ratio (bank level) (8)	15.8	15.2	16.4	15.8	16.4
Tangible equity to tangible assets (9)	7.8	7.1	8.1	7.8	8.1

Deposit Metrics:
Total core deposits as a percentage of total deposits (10)	95.6%	95.5%	97.8%	95.6%	97.8%
Deposit growth (trailing 12 months)	8.7	9.0	10.5	8.7	10.5

Banking and Wealth Management Metrics:
Efficiency ratio (11)	53.8%	45.2%	38.2%	49.7%	43.7%

Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$2,260,008	$1,906,275	$1,192,630	$4,166,283	$2,412,546
Unpaid principal balance of loans serviced for the Company and others	53,274,421	53,645,997	56,872,149	53,274,421	56,872,149

Net Tangible Book Value Per as Converted Common Share:
Excluding accumulated other comprehensive loss (12)	$10.97	$11.35	$11.03	$10.97	$11.03
Including accumulated other comprehensive loss (13)	10.00	10.40	10.77	10.00	10.77

Market Price Per Share of Common Stock:
Closing	$10.87			$10.87
High	12.32			12.32
Low	10.23			10.23

Period End Balance Sheet Data:
Cash and cash equivalents	$518,232	$384,723	$683,590	$518,232	$683,590
Investment securities	2,174,423	2,228,305	2,930,412	2,174,423	2,930,412
Loans held for sale	3,178,597	2,530,966	792,396	3,178,597	792,396
Loans and leases held for investment, net	7,708,037	7,244,933	6,767,036	7,708,037	6,767,036
Total assets	15,040,824	13,774,821	12,520,174	15,040,824	12,520,174
Deposits	10,803,743	10,552,960	9,936,454	10,803,743	9,936,454
Total liabilities	13,859,455	12,780,132	11,492,489	13,859,455	11,492,489
Total shareholders’ equity	1,181,369	994,689	1,027,685	1,181,369	1,027,685

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries

Financial Highlights - Notes

(1)	Adjusted net income includes adjustments to our net income for certain material items that we believe are not reflective of our ongoing business or operating performance, including the Tygris and Bank of Florida acquisitions. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.
(2)	Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A Preferred Stock and the Series B Preferred Stock into common stock.
(3)	Adjusted return on average assets equals adjusted net income divided by average total assets and adjusted return on average equity equals adjusted net income divided by average shareholders’ equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.
(4)	We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because, as of June 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.
(5)	ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) equals the ALLL excluding the portion related to loans and leases accounted for under ASC 310-30 divided by loans and leases held for investment excluding loans and leases accounted for under ASC 310-30. For more detailed information on the ALLL, see Table 8a and Table 8b.
(6)	Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10d.
(7)	Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10d.
(8)	Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10d.
(9)	Calculated as tangible shareholders’ equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders’ equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders’ equity and a reconciliation of tangible assets to total assets, see Table 10b.
(10)	We measure core deposits as a percentage of total deposits to monitor the amount of our deposits that we believe demonstrate characteristics of being long-term, stable sources of funding. We define core deposits as deposits in which we interface directly with our customers. These deposits include demand deposits, negotiable order of withdrawal accounts, other transaction accounts, escrow deposits, money market deposit accounts, savings deposits, and time deposits where we maintain a primary customer relationship. Our definition of core deposits differs from regulatory and industry definitions, which generally exclude time deposits with balances greater than $100,000 and/or deposits generated from sources under which marketing fees are paid as a percentage of the deposit. Because the balances held by our customers and methods by which we pay our marketing sources have not impacted the stability of our funding sources, in our determination of what constitutes a “core” deposit, we have focused on what we believe drives funding stability, i.e., whether we maintain the primary customer relationships. We occasionally participate in Promontory Interfinancial Network, LLC’s CDARS One-Way BuySM products and bulk orders of master certificates through deposit brokers, including investment banking and brokerage firms, to manage our liquidity needs. Because these deposits do not allow us to maintain the primary customer relationship, we do not characterize such deposits as core deposits. For a reconciliation of core deposits to total deposits, see Table 10c.
(11)	The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment. For additional information on the efficiency ratio, see Table 9.
(12)	Calculated as adjusted tangible shareholders’ equity divided by shares of common stock. Adjusted tangible shareholders’ equity equals shareholders’ equity less goodwill, other intangible assets and accumulated other comprehensive loss (see Table 10b). Net tangible book value per as converted common share is calculated using a denominator that includes actual period end common shares outstanding and additional common shares assuming conversion of all outstanding preferred stock to common stock. Net tangible book value per as converted common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.
(13)	Calculated as tangible shareholders’ equity divided by shares of common stock. Tangible shareholders’ equity equals shareholders’ equity less goodwill and other intangible assets (see Table 10b). Net tangible book value per as converted common share is calculated using a denominator that includes actual period end common shares outstanding and additional common shares assuming conversion of all outstanding preferred stock to common stock. Net tangible book value per as converted common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries

Consolidated Statements of Income					Table 2

	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Interest Income
Interest and fees on loans and leases	$135,816	$124,778	$118,527	$260,594	$241,520
Interest and dividends on investment securities	20,699	20,549	29,333	41,248	55,577
Other interest income	82	104	273	186	1,115

Total interest income	156,597	145,431	148,133	302,028	298,212

Interest Expense
Deposits	20,419	20,974	25,410	41,393	51,600
Other borrowings	11,194	8,834	9,813	20,028	20,009

Total interest expense	31,613	29,808	35,223	61,421	71,609

Net Interest Income	124,984	115,623	112,910	240,607	226,603
Provision for loan and lease losses	5,757	11,355	9,004	17,112	27,034

Net Interest Income after Provision for Loan and Lease Losses	119,227	104,268	103,906	223,495	199,569

Noninterest Income
Loan servicing fee income	42,483	45,556	46,757	88,039	95,633
Amortization and impairment of mortgage servicing rights	(64,277)	(44,483)	(21,429)	(108,760)	(44,217)

Net loan servicing income (loss)	(21,794)	1,073	25,328	(20,721)	51,416

Gain on sale of loans	69,926	48,177	5,456	118,103	18,933
Loan production revenue	9,852	7,437	5,588	17,289	11,995
Deposit fee income	5,828	6,239	6,435	12,067	11,595
Other lease income	8,822	8,663	8,336	17,485	15,068
Other	1,489	1,604	1,790	3,093	9,778

Total noninterest income	74,123	73,193	52,933	147,316	118,785

Noninterest Expense
Salaries, commissions and other employee benefits expense	76,277	66,590	56,321	142,867	113,694
Equipment expense	16,889	15,948	11,709	32,837	22,469
Occupancy expense	6,017	5,349	5,031	11,366	9,571
General and administrative expense	76,600	70,934	48,650	147,534	121,216

Total noninterest expense	175,783	158,821	121,711	334,604	266,950

Income before Income Taxes	17,567	18,640	35,128	36,207	51,404
Provision for Income Taxes	6,395	6,794	13,333	13,189	20,193

Net Income	$11,172	$11,846	$21,795	$23,018	$31,211

Net Income Allocated to Participating Preferred Stock	$1,685	$5,879	$4,417	$7,664	$6,824
Net Income Allocated to Common Shareholders	$9,487	$5,967	$17,378	$15,354	$24,387
Net Earnings per Common Share, Basic	$0.09	$0.08	$0.23	$0.17	$0.33
Net Earnings per Common Share, Diluted	$0.09	$0.08	$0.23	$0.17	$0.32

EverBank Financial Corp and Subsidiaries

Consolidated Balance Sheets					Table 3

(dollars in thousands, except per share data)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Assets
Cash and due from banks	$39,689	$29,142	$31,441	$58,231	$30,461
Interest-bearing deposits in banks	478,543	355,581	263,540	401,047	653,129

Total cash and cash equivalents	518,232	384,723	294,981	459,278	683,590

Investment securities:
Available for sale, at fair value	1,850,526	1,937,748	1,903,922	2,387,672	2,656,412
Held to maturity	190,615	190,642	189,518	183,518	186,216
Other investments	133,282	99,915	98,392	79,906	87,784

Total investment securities	2,174,423	2,228,305	2,191,832	2,651,096	2,930,412

Loans held for sale	3,178,597	2,530,966	2,725,286	1,792,687	792,396
Loans and leases held for investment:
Covered by loss share or indemnification agreements	727,708	788,129	841,146	911,756	990,984
Not covered by loss share or indemnification agreements	7,057,722	6,535,058	5,678,135	5,369,735	5,865,261

Loans and leases held for investment, net of unearned income	7,785,430	7,323,187	6,519,281	6,281,491	6,856,245
Allowance for loan and lease losses	(77,393)	(78,254)	(77,765)	(83,827)	(89,209)

Total loans and leases held for investment, net	7,708,037	7,244,933	6,441,516	6,197,664	6,767,036

Equipment under operating leases, net	61,811	67,899	56,399	42,954	35,283
Mortgage servicing rights (MSR), net	415,962	462,420	489,496	519,828	553,319
Deferred income taxes, net	163,561	143,218	151,634	127,282	106,333
Premises and equipment, net	52,037	45,744	43,738	43,186	41,767
Other assets	768,164	666,613	646,796	716,789	610,038

Total Assets	$15,040,824	$13,774,821	$13,041,678	$12,550,764	$12,520,174

Liabilities
Deposits
Noninterest-bearing	$1,356,769	$1,367,592	$1,234,615	$1,284,567	$958,919
Interest-bearing	9,446,974	9,185,368	9,031,148	8,922,378	8,977,535

Total deposits	10,803,743	10,552,960	10,265,763	10,206,945	9,936,454

Other borrowings	2,503,636	1,706,298	1,257,879	782,287	1,117,649
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	448,326	417,124	446,621	484,074	334,636

Total Liabilities	13,859,455	12,780,132	12,074,013	11,577,056	11,492,489

Shareholders’ Equity
Series A 6% Cumulative Convertible Preferred Stock	—	—	2	2	2
Series B 4% Cumulative Convertible Preferred Stock	—	1	1	1	1
Common Stock	1,165	780	751	750	750
Additional paid-in capital	762,422	562,327	561,247	560,547	559,650
Retained earnings	530,876	520,777	513,413	499,711	492,010
Accumulated other comprehensive loss	(113,094)	(89,196)	(107,749)	(87,303)	(24,728)

Total Shareholders’ Equity	1,181,369	994,689	967,665	973,708	1,027,685

Total Liabilities and Shareholders’ Equity	$15,040,824	$13,774,821	$13,041,678	$12,550,764	$12,520,174

EverBank Financial Corp and Subsidiaries

Average Balances and Interest Rates									Table 4

	Three Months Ended June 30, 2012			Three Months Ended March 31, 2012			Three Months Ended June 30, 2011
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$128,325	$82	0.26%	$165,116	$104	0.25%	$377,885	$273	0.29%
Investment securities	2,108,672	20,137	3.82%	2,083,922	20,271	3.89%	2,812,637	29,093	4.14%
Other investments	122,919	562	1.84%	98,531	278	1.13%	99,257	240	0.97%
Loans held for sale	2,974,918	37,446	5.03%	2,706,953	33,949	5.02%	946,928	10,258	4.33%
Loans and leases held for investment:
Residential mortgages	5,225,570	53,390	4.09%	4,683,368	48,088	4.11%	4,658,553	56,734	4.87%
Commercial and commercial real estate	1,642,813	20,324	4.89%	1,179,988	16,446	5.51%	1,139,831	17,391	6.04%
Lease financing receivables	621,667	21,298	13.70%	583,479	23,866	16.36%	461,647	31,900	27.64%
Home equity lines	191,673	3,297	6.92%	197,819	2,370	4.82%	214,275	2,183	4.09%
Consumer and credit card	8,045	61	3.05%	7,859	59	3.02%	8,464	61	2.89%

Total loans and leases held for investment	7,689,768	98,370	5.11%	6,652,513	90,829	5.45%	6,482,770	108,269	6.67%

Total interest-earning assets	13,024,602	$156,597	4.80%	11,707,035	$145,431	4.96%	10,719,477	$148,133	5.52%

Noninterest-earning assets	1,437,511			1,352,553			1,291,218

Total assets	$14,462,113			$13,059,588			$12,010,695

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,123,862	$3,816	0.72%	$2,107,758	$3,740	0.71%	$2,045,153	$4,902	0.96%
Market-based money market accounts	435,496	823	0.76%	450,688	852	0.76%	451,856	1,128	1.00%
Savings and money market accounts, excluding market-based	3,861,879	7,266	0.76%	3,772,238	7,048	0.75%	3,646,237	9,057	1.00%
Market-based time	851,735	1,905	0.90%	901,188	2,364	1.06%	965,349	2,184	0.91%
Time, excluding market-based	1,940,577	6,609	1.37%	1,906,910	6,970	1.47%	1,801,358	8,139	1.81%

Total deposits	9,213,549	20,419	0.89%	9,138,782	20,974	0.92%	8,909,953	25,410	1.14%

Borrowings:
Trust preferred securities	103,750	1,607	6.23%	103,750	1,418	5.50%	103,750	1,684	6.51%
FHLB advances	2,068,750	9,500	1.85%	1,062,178	7,329	2.78%	715,414	8,043	4.51%
Repurchase agreements	20,283	87	1.73%	22,295	87	1.57%	20,601	86	1.67%
Other	—	—	0.00%	36	—	0.00%	—	—	0.00%

Total interest-bearing liabilities	11,406,332	31,613	1.11%	10,327,041	29,808	1.16%	9,749,718	35,223	1.45%

Noninterest-bearing demand deposits	1,462,506			1,304,715			915,186
Other noninterest-bearing liabilities	505,365			441,703			315,899

Total liabilities	13,374,203			12,073,459			10,980,803
Total shareholders’ equity	1,087,910			986,129			1,029,892

Total liabilities and shareholders’ equity	$14,462,113			$13,059,588			$12,010,695

Net interest income/spread		$124,984	3.69%		$115,623	3.80%		$112,910	4.07%

Net interest margin			3.86%			3.97%			4.22%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.
(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.
(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

General and Administrative Expense	Table 5

	Three Months Ended					Six Months Ended
(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011
Professional fees	$19,319	$15,610	$18,584	$16,398	$13,187	$34,929	$28,885
Credit-related expenses:
Foreclosure and OREO expense	14,969	10,959	11,309	3,333	8,764	25,928	20,664
Other credit-related expenses	5,806	11,810	8,585	13,883	9,556	17,616	25,076
FDIC premium assessment and other agency fees	9,352	9,261	6,397	12,402	4,961	18,613	10,233
Advertising and marketing expense	8,646	5,907	5,360	4,175	3,707	14,553	8,132
Other	18,508	17,387	17,083	12,792	8,475	35,895	28,226

Total general and administrative expense	$76,600	$70,934	$67,318	$62,983	$48,650	$147,534	$121,216

EverBank Financial Corp and Subsidiaries

Investment Securities					Table 6a

(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - agency	$77	$87	$104	$242,916	$441,974
Residential CMO securities - nonagency	1,842,331	1,929,794	1,895,818	2,136,518	2,206,203
Residential mortgage-backed securities (MBS) - agency	281	308	338	373	421
Other	7,837	7,559	7,662	7,865	7,814

Total investment securities available for sale	1,850,526	1,937,748	1,903,922	2,387,672	2,656,412

Held to maturity (at amortized cost):
Residential CMO securities - agency	146,163	151,919	159,882	156,491	160,687
Residential MBS - agency	34,176	28,263	19,132	22,041	20,543
Other	10,276	10,460	10,504	4,986	4,986

Total investment securities held to maturity	190,615	190,642	189,518	183,518	186,216

Other investments	133,282	99,915	98,392	79,906	87,784

Total investment securities	$2,174,423	$2,228,305	$2,191,832	$2,651,096	$2,930,412

Loans and Leases Held for Investment					Table 6b

(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Residential mortgages	$5,060,942	$5,277,707	$4,556,841	$4,394,958	$5,025,395
Commercial and commercial real estate	1,846,689	1,237,376	1,165,384	1,153,781	1,133,500
Lease financing receivables	681,205	605,763	588,501	518,483	476,038
Home equity lines	188,820	195,178	200,112	205,865	210,654
Consumer and credit card	7,774	7,163	8,443	8,404	10,658

Loans and leases held for investment, net of unearned income	7,785,430	7,323,187	6,519,281	6,281,491	6,856,245
Allowance for loan and lease losses	(77,393)	(78,254)	(77,765)	(83,827)	(89,209)

Total loans and leases held of investment, net	$7,708,037	$7,244,933	$6,441,516	$6,197,664	$6,767,036

The balances presented above include:
Net purchased loan and lease discounts	$180,779	$203,100	$237,170	$252,937	$266,517
Net deferred loan and lease origination costs	$20,366	$20,202	$19,057	$17,059	$14,993

Deposits					Table 6c

(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Noninterest-bearing demand	$1,356,769	$1,367,592	$1,234,615	$1,284,567	$958,919
Interest-bearing demand	2,158,937	2,123,042	2,124,306	2,065,199	2,040,866
Market-based money market accounts	434,015	444,667	455,204	487,914	466,477
Savings and money market accounts, excluding market-based	3,959,874	3,817,780	3,759,045	3,772,368	3,676,378
Market-based time	832,474	883,372	901,053	942,906	1,004,300
Time, excluding market-based	2,061,674	1,916,507	1,791,540	1,653,991	1,789,514

Total deposits	$10,803,743	$10,552,960	$10,265,763	$10,206,945	$9,936,454

EverBank Financial Corp and Subsidiaries

Non-Performing Assets (1)					Table 7

(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Non-accrual loans and leases:
Residential mortgages	$66,956	$74,810	$81,594	$74,194	$65,130
Commercial and commercial real estate	95,882	89,576	104,829	92,966	88,086
Lease financing receivables	1,295	1,861	2,385	1,745	1,986
Home equity lines	4,256	3,771	4,251	3,803	2,730
Consumer and credit card	573	571	419	471	641

Total non-accrual loans and leases	168,962	170,589	193,478	173,179	158,573
Accruing loans 90 days or more past due	1,800	5,119	6,673	4,808	4,584

Total non-performing loans (NPL)	170,762	175,708	200,151	177,987	163,157
Other real estate owned (OREO)	49,248	49,304	42,664	39,431	42,081

Total non-performing assets (NPA)	220,010	225,012	242,815	217,418	205,238
Troubled debt restructurings (TDR) less than 90 days past due	93,184	92,954	92,628	89,129	79,242

Total NPA and TDR (1)	$313,194	$317,966	$335,443	$306,547	$284,480

Total NPA and TDR	$313,194	$317,966	$335,443	$306,547	$284,480
Government-insured 90 days or more past due still accruing	1,647,567	1,530,665	1,570,787	883,478	762,461
Bank of Florida loans accounted for under ASC 310-30:
90 days or more past due	140,797	146,379	149,743	159,767	190,544
OREO	20,379	22,852	19,456	19,616	22,566

Total regulatory NPA and TDR	$2,121,937	$2,017,862	$2,075,429	$1,369,408	$1,260,051

Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1)
NPL to total loans	1.57%	1.80%	2.18%	2.23%	2.16%
NPA to total assets	1.46	1.63	1.86	1.73	1.64
NPA and TDR to total assets	2.08	2.31	2.57	2.44	2.27

Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	18.00%	18.95%	20.95%	15.28%	14.77%
NPA to total assets	13.49	13.97	15.20	10.20	9.43
NPA and TDR to total assets	14.11	14.65	15.91	10.91	10.06

(1)	We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of June 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity	Table 8a

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
ALLL, beginning of period	$78,254	$77,765	$83,827	$89,209	$89,659

Charge-offs:
Residential mortgages	4,139	6,694	12,242	9,778	5,406
Commercial and commercial real estate	1,710	2,294	2,475	6,058	1,825
Lease financing receivables	917	1,181	770	1,473	1,032
Home equity lines	484	1,108	1,727	763	1,144
Consumer and credit card	40	11	12	41	138

Total charge-offs	7,290	11,288	17,226	18,113	9,545

Recoveries:
Residential mortgages	162	143	23	12	6
Commercial and commercial real estate	411	168	649	792	65
Lease financing receivables	29	36	65	38	5
Home equity lines	55	61	11	2	10
Consumer and credit card	15	14	14	16	5

Total recoveries	672	422	762	860	91

Net charge-offs	6,618	10,866	16,464	17,253	9,454
Provision for loan and lease losses	5,757	11,355	10,412	12,258	9,004
Other	—	—	(10)	(387)	—

ALLL, end of period	$77,393	$78,254	$77,765	$83,827	$89,209

Net charge-offs to average loans held for investment	0.34%	0.65%	1.03%	1.03%	0.58%

Allowance for Loan and Lease Losses Ratios					Table 8b
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
ALLL	77,393	78,254	77,765	83,827	89,209
Loans and leases held for investment	7,785,430	7,323,187	6,519,281	6,281,491	6,856,245
ALLL as a percentage of loans and leases held for investment	0.99%	1.07%	1.19%	1.33%	1.30%

ALLL excluding portion related to loans and leases accounted for under ASC 310-30	57,075	58,625	61,776	71,799	78,135
Loans and leases held for investment excluding loans and leases accounted for under ASC 310-30	6,719,271	6,223,630	5,360,105	5,074,761	5,512,199
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)	0.85%	0.94%	1.15%	1.41%	1.42%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
Loan origination repurchase reserves, beginning of period	$35,000	$32,000	$33,001	$33,209	$31,998
Provision for new sales/securitizations	306	384	139	19	529
Provision for changes in estimate of existing reserves	1,121	5,850	1,198	2,617	4,914
Net realized losses on repurchases	(2,427)	(3,234)	(2,338)	(2,844)	(4,232)

Loan origination repurchase reserves, end of period	$34,000	$35,000	$32,000	$33,001	$33,209

Quarters of coverage at trailing 4 quarter realized loss rate	13	11	10

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
Loan servicing repurchase reserves, beginning of period	$30,427	$30,364	$28,799	$25,144	$28,450
Provision for change in estimate of existing reserves	2,868	3,031	6,280	10,122	1,980
Net realized losses on repurchases	(5,655)	(2,968)	(4,715)	(6,467)	(5,286)

Loan servicing repurchase reserves, end of period	$27,640	$30,427	$30,364	$28,799	$25,144

Quarters of coverage at trailing 4 quarter realized loss rate	6	6	7

EverBank Financial Corp and Subsidiaries

Business Segments Selected Financial Information	Table 9

(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended June 30, 2012
Net interest income	$114,801	$11,790	$(1,607)	$—	$124,984
Provision for loan and lease losses	5,041	716	—	—	5,757

Net interest income after provision for loan and lease losses	109,760	11,074	(1,607)	—	119,227
Noninterest income	25,605	48,524	(6)	—	74,123
Noninterest expense:
Foreclosure and OREO expense	12,378	2,591	—	—	14,969
Other credit-related expenses	1,604	4,193	9	—	5,806
All other noninterest expense	61,564	60,686	32,758	—	155,008

Income (loss) before income tax	59,819	(7,872)	(34,380)	—	17,567

Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	747	—	—	—	747
MSR impairment	—	30,135	—	—	30,135
Transaction and non-recurring regulatory related expense	—	5,461	4,448	—	9,909

Adjusted income (loss) before income tax	60,566	27,724	(29,932)	—	58,358

Total assets as of June 30, 2012	13,327,046	1,902,152	124,406	(312,780)	15,040,824

Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	53.8%				88.3%
excluding foreclosure, OREO expenses and other credit-related expenses	43.8%				77.9%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	53.8%				72.4%
excluding foreclosure, OREO expenses and other credit-related expenses	43.8%				63.3%

Three Months Ended March 31, 2012
Net interest income	$106,545	$10,496	$(1,418)	$—	$115,623
Provision for loan and lease losses	10,315	1,040	—	—	11,355

Net interest income after provision for loan and lease losses	96,230	9,456	(1,418)	—	104,268
Noninterest income	25,228	47,873	92	—	73,193
Noninterest expense:
Foreclosure and OREO expense	7,962	2,997	—	—	10,959
Other credit-related expenses	(183)	11,990	3	—	11,810
All other noninterest expense	51,846	56,864	27,342	—	136,052

Income (loss) before income tax	61,833	(14,522)	(28,671)	—	18,640

Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	3,444	—	—	—	3,444
MSR impairment	—	15,144	—	—	15,144
Transaction and non-recurring regulatory related expense	—	4,722	1,542	—	6,264

Adjusted income (loss) before income tax	65,277	5,344	(27,129)	—	43,492

Total assets as of March 31, 2012	12,494,752	1,438,744	92,381	(251,056)	13,774,821

Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	45.2%				84.1%
excluding foreclosure, OREO expenses and other credit-related expenses	39.3%				72.1%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	45.2%				74.8%
excluding foreclosure, OREO expenses and other credit-related expenses	39.3%				63.6%

Three Months Ended June 30, 2011
Net interest income	$105,107	$9,487	$(1,684)	$—	$112,910
Provision for loan and lease losses	8,235	769	—	—	9,004

Net interest income after provision for loan and lease losses	96,872	8,718	(1,684)	—	103,906
Noninterest income	15,728	37,204	1	—	52,933
Noninterest expense:
Foreclosure and OREO expense	4,639	4,125	—	—	8,764
Other credit-related expenses	1,634	7,922	—	—	9,556
All other noninterest expense	39,941	35,910	27,540	—	103,391

Income (loss) before income tax	66,386	(2,035)	(29,223)	—	35,128

Adjustment items (pre-tax):
Early adoption of TDR guidance and policy change	2,517	—	—	—	2,517
Transaction and non-recurring regulatory related expense	—	946	2,496	—	3,442

Adjusted income (loss) before income tax	68,903	(1,089)	(26,727)	—	41,087

Total assets as of June 30, 2011	11,140,910	1,482,997	130,615	(234,348)	12,520,174

Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	38.2%				73.4%
excluding foreclosure, OREO expenses and other credit-related expenses	33.1%				62.3%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	38.2%				71.3%
excluding foreclosure, OREO expenses and other credit-related expenses	33.1%				60.3%

EverBank Financial Corp and Subsidiaries

Reconciliation of Non-GAAP Measures

Adjusted Net Income	Table 10a

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011	2012	2011
Net income	$11,172	$11,846	$13,760	$7,758	$21,795	$23,018	$31,211
Gain on repurchase of trust preferred securities, net of tax	—	—	—	—	—	—	(2,910)
Transaction and non-recurring regulatory related expense, net of tax	6,143	3,884	4,331	4,751	2,136	10,027	7,749
Decrease in fair value of Tygris indemnification asset resulting from a decrease in estimated future credit losses, net of tax	—	—	—	—	—	—	5,382
Increase in Bank of Florida non-accretable discount, net of tax	463	2,135	2,208	298	—	2,598	501
Impact of change in ALLL methodology, net of tax	—	—	—	—	—	—	1,178
Early adoption of TDR guidance and policy change, net of tax	—	—	—	—	1,561	—	6,225
MSR impairment, net of tax	18,684	9,389	11,638	12,824	—	28,073	—
Tax expense related to revaluation of Tygris net unrealizedbuilt-in losses	—	—	—	—	—	—	691

Adjusted net income	$36,462	$27,254	$31,937	$25,631	$25,492	$63,716	$50,027

Tangible Equity, Adjusted Tangible Equity and Tangible Assets					Table 10b

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
Shareholders’ equity	$1,181,369	$994,689	$967,665	$973,708	$1,027,685
Less:
Goodwill	10,238	10,238	10,238	10,238	10,238
Intangible assets	6,700	7,052	7,404	7,756	8,081

Tangible equity	$1,164,431	$977,399	$950,023	$955,714	$1,009,366
Less:
Accumulated other comprehensive loss	(113,094)	(89,196)	(107,749)	(87,303)	(24,728)

Adjusted tangible equity	$1,277,525	$1,066,595	$1,057,772	$1,043,017	$1,034,094

Total assets	$15,040,824	$13,774,821	$13,041,678	$12,550,764	$12,520,174
Less:
Goodwill	10,238	10,238	10,238	10,238	10,238
Intangible assets	6,700	7,052	7,404	7,756	8,081

Tangible assets	$15,023,886	$13,757,531	$13,024,036	$12,532,770	$12,501,855

Core Deposits					Table 10c

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
Total deposits	$10,803,743	$10,552,960	$10,265,763	$10,206,945	$9,936,454
Less:
Brokered deposits	180,277	258,285	225,122	212,793	212,893
CDARS One-Way Buy SM time deposits	298,915	217,898	273,266	34,539	2,067

Core deposits	$10,324,551	$10,076,777	$9,767,375	$9,959,613	$9,721,494

Regulatory Capital (bank level)					Table 10d

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2012	2012	2011	2011	2011
Shareholders’ equity	$1,263,687	$1,099,404	$1,070,887	$1,078,080	$1,130,104
Less: Goodwill and other intangibles	(16,938)	(17,290)	(17,642)	(17,994)	(18,319)
Disallowed servicing asset	(36,650)	(40,783)	(38,925)	(36,570)	(31,927)
Disallowed deferred tax asset	(70,357)	(71,302)	(71,803)	(72,147)	(74,522)
Add: Accumulated losses on securities and cash flow hedges	110,101	86,981	105,682	85,525	25,051

Tier 1 capital	1,249,843	1,057,010	1,048,199	1,036,894	1,030,387
Less: Low-level recourse and residual interests	—	(20,424)	(21,587)	(20,431)	(19,079)
Add: Allowance for loan and lease losses	77,393	78,254	77,765	83,826	80,419

Total regulatory capital	$1,327,236	$1,114,840	$1,104,377	$1,100,289	$1,091,727

Adjusted total assets	$15,022,729	$13,731,482	$13,081,401	$12,550,738	$12,438,222
Risk-weighted assets	8,424,290	7,311,556	7,043,371	7,007,339	6,648,103